UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2007

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 N. Stemmons Freeway, Suite 1440

Dallas, Texas 75207

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:                               (214) 849-9800

2828 Routh Street, Suite 500

Dallas, Texas 75201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

A.           Previous independent registered public accounting firm.

I. On August 3, 2007, Platinum Research Organization, Inc. (the “Company”) notified James Stafford, Chartered Accountants that the firm was dismissed as its independent registered public accounting firm effective immediately.

II. The reports of James Stafford, Chartered Accountants, on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

III. The decision to change independent registered public accounting firms was approved by the members of the Audit Committee of the Board of Directors of the Company.

IV. During the two most recent fiscal years and through August 3, 2007, there were no disagreements with James Stafford, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of James Stafford, Chartered Accountants, would have caused it to make reference thereto in its reports on the financial statements for such years.

V. During the two most recent fiscal years and through August 3, 2007, there have been no reportable events (as defined in Regulation S-B, Item 304).

VI. The Company provided James Stafford, Chartered Accountants with a copy of this Current Report on Form 8-K, before its filing with the Securities and Exchange Commission, and requested that James Stafford, Chartered Accountants, furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree.  A copy of the letter delivered to the Company by James Stafford, Chartered Accountants in response to the Company’s request is attached to this Current Report on Form 8-K as Exhibit 16.1.

B.             New independent registered public accounting firm.

On August 3, 2007 the Company engaged Lane Gorman Trubitt, L.L.P. as its new independent registered public accounting firm effective immediately. Prior to appointment as its independent registered public accounting firm, the Company has not consulted Lane Gorman Trubitt, L.L.P. on any of the matters referenced in Regulation S-B Item 304(a)(2).

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
16.1	Letter from James Stafford, Chartered Accountants, dated 13 August 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: August 15, 2007	By:	/s/ John T. Jaeger, Jr.
Name: John T. Jaeger, Jr.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from James Stafford, Chartered Accountants, dated 13 August 2007.